Exhibit 8

STENA AB
Subsidiary List
Jurisdiction of
Incorporation
or Organiztion

3BO A/S	Denmark
AB Pegun	Sweden
AB STENA FINANS	Sweden
AFRAMAX II LTD	Bermuda
AKROFY INVESTMENT BV	The Netherlands
AVAC INC	USA
Ballingslöv AB	Sweden
Ballingslöv Danmark A/S	Denmark
BALLINGSLÖV INTERNATIONAL AB	Sweden
Ballingslöv Jönköping AB	Sweden
Ballingslöv Kungens Kurva AB	Sweden
Ballingslöv Södertälje AB	Sweden
BLOMSTERAFFÄREN VÄXTHUSET I LOCKRYD AB	Sweden
BLOMSTERLANDET I GÖTEBORG AB	Sweden
BLOMSTERLANDET I LÖDDEKÖPINGE AB	Sweden
BLOMSTERLANDET I NORRLAND AB	Sweden
BLOMSTERLANDET I STOCKHOLM/MÄLARDALEN AB	Sweden
BLOMSTERLANDET I VARBERG AB	Sweden
BLOMSTERLANDET I VÄST AB	Sweden
BLOMSTERLANDET I ÖST AB	Sweden
BLOMSTERLANDET SYD AB	Sweden
Bostads AB Drott	Sweden
BOVAC WASTE SERVICES AB	Sweden
BÜRO SCANDINAVIA BV	The Netherlands
CANYON CAPITAL CDO-2002 LTD	Cayman Island
CANYON CAPITAL CLO-2004 LTD	Cayman Island
CANYON CAPITAL CLO-2006 LTD	Cayman Island
CANYON CAPITAL CLO-2007 LTD	Cayman Island
CARIBBEAN PARTNERS LTD (50%)	Bermuda
CONQUEROR LTD	Bermuda
DFI-Geisler A/S	Denmark
DOUBLE ARROW LTD	Hong Kong
Drott Västberga Holding KB	Sweden
ENVAC (M) BHD	Malaysia
ENVAC AB	Sweden
ENVAC ASIA HOLDING LTD	China
ENVAC CENTRALSUG CO LTD	South Korea
ENVAC DANMARK A/S	Denmark
ENVAC DEUTCHLAND GmbH	Germany
ENVAC DUBAI LLC	United Arab Emirates
ENVAC ENVIRONMENT TECHNOLOGY (BEIJING) CO LTD	China
ENVAC ENVIRONMENT TECHNOLOGY (SHANGHAI) CO LTD	China
ENVAC ENVIRONMENTAL TECHNOLOGY PVY LTD	India
ENVAC FAR EAST LTD	China
ENVAC IBERIA SA	Spain
ENVAC MACAU LTD	China
ENVAC MIDDLE EAST FZE	United Arab Emirates
ENVAC NORGE AS	Norway
ENVAC QATAR WLL	Qatar
ENVAC SCANDINAVIA AB	Sweden
ENVAC SINGAPORE PTE LTD	Singapore
ENVAC UK LTD	Great Britain

Exhibit 8

STENA AB
Subsidiary List
Jurisdiction of
Incorporation
or Organiztion

EUROPORT A/S	Denmark
EVAEM PROBE BV	The Netherlands
FAB 7035 i Stockholm	Sweden
FAB Bardunen HB	Sweden
FAB Majäng	Sweden
Fastighets AB Gårdadraken	Sweden
Fastighets AB Malmöhus	Sweden
Fastighets AB Nimbo	Sweden
Fastighets AB Rönnebo	Sweden
Fastighetsbolaget Ty-red AB	Sweden
Flatås Byggnads AB	Sweden
GLACIA LTD (50%)	Bermuda
GLOBAL NAVIGATION LTD	Bermuda
GUANGZHOU ENVAC ENVIRONMENT CO LTD	China
HB Bronsyxan 16	Sweden
HB Datavägen 2	Sweden
HB Rörtången 10	Sweden
HELSINGÖR-HELSINGBORG SHIPHOLDING A/S	Denmark
HH FERRIES A/S	Denmark
HH FERRIES AB	Sweden
HOULDER MARINE SERVICES (HONG KONG) LTD	Hong-Kong
HUMMER AMSTERDAM BV	The Netherlands
HÄRÖD BLOMMOR AB	Sweden
Inredet HK AB	Sweden
INVICTA MARINE MANNING LTD	Great Britain
JKE Design A/S	Denmark
JKE Design Fyn A/S	Denmark
JKE Design i Stockholm AB	Sweden
KB Fältspaten 1	Sweden
KB Gullbergsvass 511	Sweden
KB Hermodsdal Fastigheter	Sweden
KB Hilleröd 12	Sweden
KB Lindängen Fastigheter	Sweden
KB Linkärven 6	Sweden
KB Nedergården 21	Sweden
KB Nedergården 22 & 23	Sweden
KB Nyborg 22	Sweden
KB Pilegården 2 & 3	Sweden
KB Solbacken 13	Sweden
KB Ugglum 14	Sweden
Kingfisher Wood Products Ltd	Great Britan
Kvik A/S	Denmark
Kvik Cocinas S.L.U.	Spain
Kvik Kjokken Norge A/S	Norway
Kvik Produktion A/S	Denmark
Kvik Retail A/S	Denmark
Kvik Retail AB	Sweden
Kvik Retail Norge A/S	Norway
Kvik Sverige AB	Sweden
Kök & Badmiljö i Inverness AB	Sweden
Kök & Badmiljö i Stockholm Norr AB	Sweden
Lövgärdet Business AB	Sweden

Exhibit 8

STENA AB
Subsidiary List
Jurisdiction of
Incorporation
or Organiztion

Lövgärdet Business KB	Sweden
Lövgärdet Residential AB	Sweden
Lövgärdet Residential KB	Sweden
M 219:12 Göteborg AB	Sweden
MACROPROSPECT LTD	Hong Kong
Malmö Parkeringshus AB	Sweden
MANAGEMENT AB	Sweden
MARKTHALLE WINKELS HOLDING BV	The Netherlands
MERIDIAN SHIPPING SERVICES PTE LTD	Singapore
MONDALDI LTD	Cyprus
MONTEBELLO 3 I STOCKHOLM KB	Sweden
MOVAC AB	Sweden
Multiform A/S	Denmark
Multiform Erhverv A/S	Denmark
MUNDELHEIMERWEG BV	The Netherlands
NAVION GOTHENBURG (50%)	Marshall Islands
NMM (INDIA) PRIVATE LTD	India
NMM BULK AB	Sweden
NMM RORO AB	Sweden
NMM USA LLC	USA
NORDIC RIO LLC (50%)	Marshall Islands
NORTHERN MARINE MANAGEMENT LTD	Great Britain
NORTHERN MARINE MANNING SERVICES LTD	Great Britain
NORTHERN OCEANICS LTD	Great Britain
OCEANSPIRIT LTD	Bermuda
OPTIBAG SYSTEMS AB	Sweden
PANVICTORY LTD	Bermuda
PANVISION LTD	Bermuda
RORO PARTNERS LTD (50%)	Bermuda
ROXEN GMBH	Germany
ROXEN HOLDING GMBH & CO KG	Germany
SCANDLINES AB	Sweden
SCANDLINES SVERIGE AB	Sweden
SCAN-PORT GMBH HAFENANLAGEN	Germany
SCHIESSTRASSE KG	Germany
SEMBO AB	Sweden
S-INVEST BROMMAFASTIGHETER AB	Sweden
S-INVEST BUTIKS AB	Sweden
S-INVEST FASTIGHETS AB	Sweden
S-INVEST FASTIGHETS KB I GÖTEBORG	Sweden
S-INVEST FASTIGHETS KB I KARLSTAD	Sweden
S-INVEST FASTIGHETS KB I STENUNGSUND	Sweden
S-INVEST FASTIGHETS KB I STOCKHOLM	Sweden
S-INVEST FASTIGHETS KB I SVERIGE	Sweden
S-INVEST FASTIGHETS KB I UMEÅ	Sweden
S-INVEST FASTIGHETS KB I UPPSALA	Sweden
S-INVEST FASTIGHETS KB I VÄNERSBORG	Sweden
S-INVEST FASTIGHETS KB LINKÖPING	Sweden
S-INVEST FASTIGHETS KB PÅ BACKAPLAN	Sweden
S-INVEST LIDINGÖFASTIGHETER AB	Sweden
S-INVEST TRADING AB	Sweden
Skarpnäcks Jubileumsbostäder HB	Sweden

Exhibit 8

STENA AB
Subsidiary List
Jurisdiction of
Incorporation
or Organiztion

SKYE HOLDINGS LTD	Bermuda
SLC AF 1.7.2005 A/S	Denmark
STENA (SWITZERLAND) AG	Switzerland
STENA (UK) LTD	Great Britain
STENA AB
STENA ADACTUM AB	Sweden
STENA AIRPORT REAL ESTATE BV	The Netherlands
STENA ANGLIA EUR LTD	Bermuda
STENA ASIAN PROPERTY INVESTMENTS BV	The Netherlands
STENA BERMUDA LINE LTD	Bermuda
STENA BIOT SARL	France
Stena Bostads AB	Sweden
STENA BULK AB	Sweden
STENA BULK HOLDINGS LTD	Great Britain
STENA BULK LLC	United States
STENA BULK LTD	Great Britain
STENA BUREAUX SARL	France
STENA CARRIER AB	Sweden
STENA CARRON (HUNGARY) KFT	Hungary
STENA CARRON CYPRUS LTD	Cyprus
STENA DEE A/S	Norway
STENA DOF INVESTMENTS BV	The Netherlands
STENA DON A/S	Norway
STENA DON AB	Sweden
STENA DON BV	The Netherlands
STENA DON CYPRUS LTD	Cyprus
STENA DON LTD	Bermuda
STENA DRILLING (AUSTRALIA) PTY LTD	Australia
STENA DRILLING A/S	Norway
STENA DRILLING CYPRUS LTD	Cyprus
STENA DRILLING HOLDINGS LTD	Great Britain
STENA DRILLING HR LTD	Great Britain
STENA DRILLING LTD	Great Britain
STENA DRILLING PTE LTD	Singapore
STENA DRILLMAX I (HUNGARY) KFT	Hungary
STENA DRILLMAX I (HUNGARY) KFT, LUX BR	Luxembourg
STENA DRILLMAX I LTD	Bermuda
STENA DRILLMAX II LTD	Bermuda
STENA DRILLMAX II LTD, LUX. BR	Luxembourg
STENA DRILLMAX III LTD	Bermuda
STENA ECOLUCIOLES SARL	France
STENA EXPLORER LTD	The Netherlands
Stena Fastigheter 3 Exploaterings AB	Sweden
Stena Fastigheter Halmstad AB	Sweden
Stena Fastigheter Skansen AB	Sweden
Stena Fastigheter 1 Exploaterings AB	Sweden
Stena Fastigheter 2 Exploaterings AB	Sweden
Stena Fastigheter AB	Sweden
Stena Fastigheter dotter 1 AB	Sweden
Stena Fastigheter Göteborg AB	Sweden
Stena Fastigheter Göteborg Förvaltning AB	Sweden
Stena Fastigheter Göteborg Holding AB	Sweden

Exhibit 8

STENA AB
Subsidiary List
Jurisdiction of
Incorporation
or Organiztion

Stena Fastigheter Haninge KB	Sweden
Stena Fastigheter i Karlskrona HB	Sweden
Stena Fastigheter Lager 1 AB	Sweden
Stena Fastigheter Lomma AB	Sweden
Stena Fastigheter Lövgärdet AB	Sweden
Stena Fastigheter Malmhauge AB	Sweden
Stena Fastigheter Malmö AB	Sweden
Stena Fastigheter Malmö Holding AB	Sweden
Stena Fastigheter Nacka AB	Sweden
Stena Fastigheter Ragne AB	Sweden
Stena Fastigheter Skärholmen AB	Sweden
Stena Fastigheter Slottsstaden AB	Sweden
Stena Fastigheter Slätta Damm AB	Sweden
Stena Fastigheter Smyckeparken AB	Sweden
Stena Fastigheter Stockholm AB	Sweden
Stena Fastigheter Stockholm Holding AB	Sweden
Stena Fastigheter Stocksundet AB	Sweden
Stena Fastigheter Syd AB	Sweden
Stena Fastigheter Tynnered AB	Sweden
Stena Fastigheter Upplands Väsby AB	Sweden
Stena Fastigheter Uppsala AB	Sweden
Stena Fastigheter Väst AB	Sweden
Stena Fastigheter Västberga KB	Sweden
Stena Fastigheter Öst AB	Sweden
Stena Fastighetsförvaltning AB	Sweden
STENA FEATURES AB	Sweden
STENA FERRIES LTD	Great Britain
STENA FINANCE (UK) LTD	Great Britain
STENA FINANCE BV	The Netherlands
STENA FINANZVERWALTUNGS AG	Switzerland
STENA FLORIDA LINE LTD	Bermuda
STENA FORTH LTD	Bermuda
STENA FREIGHTER AB	Sweden
STENA GANGES LTD	Bermuda
STENA GENTIAN LTD	Bermuda
STENA HOLDING (HUNGARY) KFT	Hungary
STENA HOLDING CYPRUS LTD	Cyprus
STENA HOLLAND BV	The Netherlands
STENA HSD LTD	Great Britain
STENA HSS HOLDING LTD	Great Britain
STENA HSS I AG	Switzerland
STENA HSS II AG	Switzerland
STENA INSURANCE AG	Switzerland
STENA INTERNATIONAL SARL	Luxembourg
STENA INVESTMENT CYPRUS LTD	Luxembourg
STENA INVESTMENT LTD (50%)	Bermuda
STENA INVESTMENT SARL	Luxembourg
Stena KOG Fastigheter KB	Sweden
STENA LES DEUX ARCS SARL	France
STENA LINE (IRISH SEA) LTD	Great Britain
STENA LINE (UK) LTD	Great Britain
STENA LINE (UK) OPERATIONS FINANCE LTD	Great Britain

Exhibit 8

STENA AB
Subsidiary List
Jurisdiction of
Incorporation
or Organiztion

STENA LINE BV	The Netherlands
STENA LINE CAIRNRYAN LTD	Great Britain
STENA LINE DENMARK A/S	Denmark
STENA LINE DISTRIBUTION (HOLDINGS) LTD	Great Britain
STENA LINE DISTRIBUTION LTD	Great Britain
STENA LINE FERRIES BV	The Netherlands
STENA LINE HOLDING BV	The Netherlands
STENA LINE HOLIDAYS LTD	Great Britain
STENA LINE IT SERVICES AB	Sweden
STENA LINE MANNING SERVICES LTD	Great Britain
STENA LINE NOMINEES LTD	Great Britain
STENA LINE NORGE A/S	Norway
STENA LINE NORTH SEA PTE LTD	Singapore
STENA LINE POLSKA SP	Poland
STENA LINE PORTS (LOCH RYAN) LTD	Great Britain
STENA LINE PORTS LTD	Great Britain
STENA LINE PTE LTD	Singapore
STENA LINE SCANDINAVIA AB	Sweden
STENA LINE SCOTLAND LTD	Great Britain
STENA LINE SERVICES ApS	Denmark
STENA LINE SHIPHOLDING BV	The Netherlands
STENA LINE SHIPS BV	The Netherlands
STENA LINE STEVEDORING HOLLAND BV	The Netherlands
STENA LINE SWEDEN AB	Sweden
STENA LINE TREASURY AB	Sweden
STENA LOTUS LTD	Bermuda
STENA MANAGEMENT B.V.	The Netherlands
STENA MARCO POLO SARL	France
STENA MARINE MANAGEMENT AB	Sweden
STENA MARITIME (FRANCE) SAS	France
STENA MARITIME AG	Switzerland
STENA MONT VENTOUX AB	Sweden
STENA NORDICA AB	Sweden
STENA NORTH SEA LTD LTD	Great Britain
STENA OILFIELD SERVICES NIGERIA LTD	Nigeria
STENA PHT SARL	France
STENA PONTUS LTD	Bermuda
STENA PROPERTY (HUNGARY) KFT	Hungary
STENA PROPERTY BV	The Netherlands
STENA PROPERTY SA	Luxembourg
STENA REALTY BV	The Netherlands
STENA REDERI AB	Sweden
STENA REEDEREI GMBH	Germany
STENA RENEWABLE AB	Sweden
STENA RENEWABLE ENERGY AB	Sweden
STENA RIG CHARTERING LTD	Great Britain
STENA ROPAX LTD	Great Britain
STENA RORO AB	Sweden
STENA ROYAL SARL	Luxembourg
STENA SERVICES BRAZIL LTDA	Brazil
STENA SIMPLON LTD	Bermuda
STENA SNOWDROP LTD	Bermuda

Exhibit 8

STENA AB
Subsidiary List
Jurisdiction of
Incorporation
or Organiztion

STENA SPEY (CYPRUS) LTD	Cyprus
STENA SPEY DRILLING LTD	Cyprus
STENA SPEY LEASING LTD	Cyprus
STENA SUBSEA LEASING LTD	Great Britain
STENA TANKER MANAGEMENT (BERMUDA) LTD	Bermuda
STENA TAY HUNGARY KFT	Hungary
STENA TAY HUNGARY KFT, ANGOLA BRANCH	Angola
STENA TAY HUNGARY KFT, LUX. BRANCH	Luxembourg
STENA TREASURY B.V.	The Netherlands
STENA TRUST BV	The Netherlands
STENA TULIP LTD	Bermuda
STENA VIKING MARINE PTE LTD	Singapore
STENA VOYAGER LTD	The Netherlands
STENEO AB	Sweden
STENLOYAL LTD	Great Britain
SUNDSSERVICE AB	Sweden
SWEDISH CALEDONIAN MARINE MANAGEMENT LTD	Great Britain
TRITEC MARINE CONSULTANT LTD	Great Britain
Wahrenberg 10 HB	Sweden
Vaxfast Holding AB	Sweden
VERHAK GRUNDSTÜCKSVERWALTUNGS GMBH	Germany
VERHUISTAEK BV	The Netherlands
ÅDRA KVARN I STOCKHOLM AB	Sweden